UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2003

SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Caspian Court, Sunnyvale, California	94089

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 542-0500

N/A

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 5. OTHER EVENTS

     On May 27, 2003, SanDisk Corporation (the “Registrant”) issued a press release announcing the signing of a licensing, manufacturing and selling agreement with Olympus Optical Co., Ltd. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     On June 16, 2003 the Registrant issued a press release announcing the signing of a cross licensing agreement with Sony Corporation. The press release is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

     On June 25, 2003, the Registrant issued a press release announcing that it filed a complaint for declaratory relief against Infineon Technologies AG. The press release is attached hereto as Exhibit 99.3 and is incorporated herein in its entirety by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

Number	Description of Document

99.1	Press Release dated May 27, 2003 announcing the signing of a licensing, manufacturing and selling agreement with Olympus Optical Co., Ltd.

99.2	Press Release dated June 16, 2003 announcing the signing of a cross licensing agreement with Sony Corporation.

99.3	Press Release dated June 25, 2003 announcing that the Registrant filed a complaint for declaratory relief against Infineon Technologies AG.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2003

SanDisk Corporation

	By:	/s/ MICHAEL GRAY

		Name:	Michael Gray
		Title:	Chief Financial Officer and Sr. VP, Finance and Administration
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description of Document

99.1	Press Release dated May 27, 2003 announcing the signing of a licensing, manufacturing and selling agreement with Olympus Optical Co., Ltd.

99.2	Press Release dated June 16, 2003 announcing the signing of a cross licensing agreement with Sony Corporation.

99.3	Press Release dated June 25, 2003 announcing that the Registrant filed a complaint for declaratory relief against Infineon Technologies AG.